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                                      THE
                                    THURLOW
                                     GROWTH
                                      FUND

                                  INVESTOR KIT
                                 AND PROSPECTUS

                              [THURLOW FUNDS LOGO]
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   PROSPECTUS OCTOBER 31, 1999

   THE THURLOW GROWTH FUND
   The Thurlow Funds, Inc.
   1256 Forest Avenue
   Palo Alto, California 94301
   1-888-848-7569

   A small, agile and aggressive mutual fund seeking capital appreciation.

        Please read this Prospectus and keep it for future reference. It contains important information, including information on how The Thurlow Growth Fund invests and the services it offers to shareholders.

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

Questions Every Investor Should Ask Before Investing in The
  Thurlow Growth Fund.......................................   3
Fees and Expenses...........................................   7
Investment Objective and Strategies.........................   8
Year 2000...................................................   9
Management of the Fund......................................   9
Determining Net Asset Value.................................  10
Purchasing Shares...........................................  11
Redeeming Shares............................................  14
Dividends, Distributions and Taxes..........................  17
Financial Highlights........................................  18

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QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE THURLOW GROWTH FUND

1. WHAT IS THE FUND'S GOAL?

The Thurlow Growth Fund seeks capital appreciation.

2. WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund invests primarily in common stocks of U.S. companies. The Fund invests in companies of all sizes, including smaller capitalization companies. The Fund also invests in call options on securities and stock indices. When the Fund invests in call options, it is with the objective of obtaining capital appreciation not hedging its portfolio. The Fund generally utilizes a "middle-down" approach to selecting stocks. The Fund also considers a number of technical factors and may, when it believes appropriate, take a temporary defensive position and invest substantially all of its assets in money market instruments. The Fund's investment adviser actively trades the Fund's portfolio. The Fund will sell a stock if it finds a better investment, when taking a temporary defensive position or if the company's fundamentals deteriorate. The Fund's annual portfolio turnover rate generally will exceed 100%.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

     - MARKET RISK: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

     - OPTION INVESTING RISK: If the Fund purchases an option and the price of the underlying stock or index moves in the wrong direction, the Fund will lose most or all of the amount the Fund paid for the option, plus commission costs. Since the Fund invests in options with the objective of obtaining capital appreciation not hedging its portfolio, any losses it incurs when investing in options is

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       unlikely to be offset by gains elsewhere in its portfolio. Also there may be times when a market for the Fund's outstanding options does not exist.

     - ASSET ALLOCATION RISK: The Fund may take temporary defensive positions and invest substantially all of its assets in cash. The Fund's relative performance would suffer if only a small portion of the Fund's assets were invested in stocks or call options during a significant stock market advance, and its absolute performance would suffer if a major portion of its assets were invested in stocks or call options during a market decline.

     - HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors. Distribution to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

     - SMALLER CAPITALIZATION COMPANIES RISK: Many of the companies in which the Fund invests are smaller capitalization companies (i.e., companies with a market capitalization of $2 billion or less). Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the Fund's investment adviser to sell securities of smaller capitalization companies at quoted market prices.

     BECAUSE OF THESE RISKS THE FUND IS A SUITABLE INVESTMENT ONLY FOR THOSE INVESTORS WHO HAVE LONG-TERM INVESTMENT GOALS. PROSPECTIVE INVESTORS WHO ARE UNCOMFORTABLE WITH AN INVESTMENT THAT WILL INCREASE AND DECREASE IN VALUE SHOULD NOT INVEST IN THE FUND.

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4. HOW HAS THE FUND PERFORMED?

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing how its average annual return over various periods compares to the performance of the Standard & Poor's Composite Index of 500 Stocks and the Nasdaq Composite Index. Please remember that the Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                            THE THURLOW GROWTH FUND
                        (Total return per calendar year)

                                [BAR GRAPH]
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Note: During the one year period shown on the bar chart, the Fund's highest total return for a quarter was 53.28% (quarter ended December 31, 1998) and the lowest total return for a quarter was -11.22% (quarter ended September 30, 1998).

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     The Fund's 1999 year to date total return is 65.22% (January 1, 1999 through the quarter ended September 30, 1999).

                                                             SINCE THE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS                    OF THE FUND
ENDING DECEMBER 31, 1998)                      PAST YEAR       (AUGUST 8, 1997)
---------------------------------------------  ---------     -------------------
The Thurlow Growth Fund.................         43.34%             23.70%
S&P 500*................................         26.67%             31.67%
Nasdaq Composite**......................         39.63%             37.17%

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 * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.

** The Nasdaq Composite Index is a capitalization-weighted index consisting of stocks trading on the Nasdaq Stock Market. Although it includes many small capitalization stocks, it is heavily influenced by the 100 largest Nasdaq stocks.

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FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases (as a Percentage of
  offering price)                                No Sales Charge
Maximum Deferred Sales Charge (Load)             No Deferred Sales
                                                 Charge
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and
  Distributions                                  No Sales Charge
Redemption Fee                                   None*
Exchange Fee                                     None

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* Our transfer agent charges a fee of $12.00 for each wire redemption.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                            1.25%
Distribution and/or Service (12b-1) Fees                   0.25%
Other Expenses                                            11.35%(1)
Total Annual Fund Operating Expenses                      12.85%(1)

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(1) The Fund had actual Total Annual Fund Operating Expenses for the most recent fiscal year that were less than the amount shown. The Fund's investment adviser reimbursed it to the extent necessary to insure that Total Annual Fund Operating Expenses did not exceed 1.95%. The investment adviser may discontinue these reimbursements at any time, but will not do so prior to June 30, 2000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year..................................................  $1,235
3 Years.................................................  $3,421
5 Years.................................................  $5,277
10 Years................................................  $8,783

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INVESTMENT OBJECTIVE AND STRATEGIES

The Fund's investment objective is capital appreciation. The Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors may lose money.

     The Fund invests primarily in common stock of U.S. companies utilizing a "middle-down" investment approach. In middle-down analysis, the Fund focuses on a sector of the stock market it believes is either undervalued or is gaining momentum in the upward share prices of its components. Within such a sector, the Fund then focuses on company-specific variables such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as return on sales and equity, debt/equity ratios, earnings and cash flow. Middle-down investing does not fit into a "style" box. At different times or even at the same time, it can lead to the Fund investing in "growth" stocks, "value" stocks and stocks of any size market capitalization.

     The Fund also considers a number of technical factors and may, when it believes appropriate, take a temporary defensive position. This means the Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper and commercial paper master notes, certificates of deposit of U.S. banks, repurchase agreements and money market mutual funds). The Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

     The Fund may buy put and call options on securities (including long-term options or "LEAPs") and stock indexes. The Fund will more frequently buy call options than put options. However, when the Fund believes a temporary defensive position is appropriate, it may buy put options in an effort to realize capital appreciation in a declining market.

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     The Fund is small, agile and aggressive. The Fund's investment adviser actively trades the Fund's portfolio. The Fund believes its small size allows it to take advantage of investment opportunities that a bigger mutual fund might be too large to consider. The Fund also believes its small size might allow it to exit investments more easily than a larger mutual fund. The Fund currently intends to close to new investors once its net assets reach $150 million.

YEAR 2000

The Fund's operations depend on the seamless functioning of computer systems in the financial service industry, including those of the Adviser, and the Fund's administrator, custodian and transfer agent. Many computer systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of security trades, pricing and account servicing for the Fund.

     The Adviser has made compliance with the Year 2000 Issue a high priority and is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its computer systems. The Fund has also been informed that comparable steps are being taken by its other major service providers. The Adviser does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment adviser to the Fund. However, the Fund cannot guarantee that all Year 2000 Issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 Issues could result in an adverse impact on the Fund. The Year 2000 Issue could also have a negative impact on the companies in which the Fund invests, which could hurt the Fund's investment returns.

MANAGEMENT OF THE FUND

Thurlow Capital Management, Inc. (the "Adviser") is the investment adviser to the Fund. The Adviser's address is:

                       1256 Forest Avenue
                       Palo Alto, California 94301-3034

     The Adviser has been in business since 1997 and has been the Fund's only investment adviser. The Fund is the Adviser's only client. As the investment adviser to the Fund, the Adviser manages the investment portfolio

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for the Fund. All of the decisions it makes concerning the securities to buy and sell for the Fund are made by the Fund's portfolio manager, Thomas F. Thurlow. Mr. Thurlow has been Chairman and Chief Executive Officer of the Adviser since 1997. Mr. Thurlow is an attorney, former prosecutor and founder and associate of the law firm of Thurlow & Hearn, an association of attorneys. He has been practicing law since 1989. The Fund pays the Adviser an annual investment advisory fee equal to 1.25% of its average net assets.

     The Fund has adopted a Service and Distribution Plan under Rule 12b-1 under the Investment Company Act. The Plan allows the Fund to use part of the Fund's assets (up to 0.25% of its average daily net assets) to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of Fund assets, over time these fees will increase the cost of an investor's investment and may cost the investor more than paying other types of sales charges.

DETERMINING NET ASSET VALUE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. The Fund values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

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PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

1. Read this Prospectus carefully.

2. Determine how much you want to invest keeping in mind the following minimums:

     a. NEW ACCOUNTS

   - Automatic Investment Plan......................   $500
   - Retirement Accounts............................   $500
   - All other accounts.............................  $1000

     b. EXISTING ACCOUNTS

   - Dividend reinvestment....................  No Minimum
   - All accounts (by mail)...................        $100
   - All accounts (by wire transfer)..........        $500

3. Complete an Account Application, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. If you have any questions or need applications or forms, please call 1-888-848-7569. (press option "3" for questions; press option "2" to obtain applications or forms)

4. Make your check payable to The Thurlow Growth Fund. All checks must be drawn on U.S. banks. The Fund will not accept cash or third party checks. MUTUAL SHAREHOLDER SERVICES, INC., THE FUND'S TRANSFER AGENT, WILL CHARGE A $20 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

5. Send the application and check by first class mail, express mail or overnight delivery service to:

                        Thurlow Growth Fund
                        c/o Mutual Shareholder Services
                        1301 East Ninth Street, Suite 1005
                        Cleveland, OH 44114-1800

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Please call 1-888-848-7569 (and press option "3") prior to wiring funds for information for setting up an account, if necessary, and in any event, to alert the Fund that a wire is being sent. YOU SHOULD WIRE FUNDS TO:

     Fifth Third Bank, N.A.
     ABA #042000314
     For credit to: Thurlow Growth Fund
     Account #704-50728
     For Further Credit to:
     Shareholder Account Name:
                              --------------------
     Shareholder Account Number:
                                ----------------
     Shareholder SSN or TIN:
                            -------------------------

     PLEASE REMEMBER THAT FIFTH THIRD BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND FIFTH THIRD BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL
INSTITUTIONS AND OTHERS

Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

     The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as investment alternatives in the programs they offer or administer. Servicing agents may:

     - Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirements.

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     - Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

     - Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

     - Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

     - Be authorized to accept purchase orders on behalf of the Fund. This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

     If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

The Fund may reject any Account Application for any reason. The Fund will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

     The Fund will not issue certificates evidencing shares purchased, but will send investors a written confirmation for all purchases of shares.

     The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers the following retirement plans:

     - Traditional IRA

     - Roth IRA

     - Education IRA

     - SEP-IRA

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     Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-888-848-7569 (and press option "3"). The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

1. Prepare a letter of instruction containing:

     - account number(s)

     - the amount of money or number of shares being redeemed

     - the name(s) on the account

     - daytime phone number

     - additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, Mutual Shareholder Services, in advance, at 1-888-848-7569 (and press option "3") if you have any questions.

2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

     - The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

     - The redemption proceeds are to be sent to an address other than the address of record

     - The redemption request exceeds $25,000

     A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

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4. Send the letter of instruction by first class mail, express mail or overnight delivery service to:

                        Thurlow Growth Fund
                        c/o Mutual Shareholder Services
                        1301 East Ninth Street, Suite 1005
                        Cleveland, OH 44114-1800

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

1. Instruct Mutual Shareholder Services that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Account Application. If you have already opened an account, you may write to Mutual Shareholder Services requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in retirement plans cannot be redeemed by telephone.

2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

3. Call Mutual Shareholder Services at 1-888-848-7569 (and press option "3"). PLEASE DO NOT CALL THE FUND OR THE ADVISER.

4. Telephone redemptions must be in amounts of $1,000 or more.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

The redemption price per share you receive for redemption requests is the next determined net asset value after:

     - Mutual Shareholder Services receives your written request in proper form with all required information.

     - Mutual Shareholder Services receives your authorized telephone request with all required information.

     - A Servicing Agent that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures.

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PAYMENT OF REDEMPTION PROCEEDS

     - For those shareholders who redeem shares by mail, Mutual Shareholder Services will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

     - For those shareholders who redeem by telephone, Mutual Shareholder Services will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by wire. Mutual Shareholder Services generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Fund may direct Mutual Shareholder Services to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

     - For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

When redeeming shares of the Fund, shareholders should consider the following:

     - The redemption may result in a taxable gain.

     - Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

     - The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

     - If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

     - Mutual Shareholder Services will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

                                       16
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     - The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund and Mutual Shareholder Services may modify or terminate its procedures for telephone redemptions at any time. Neither the Fund nor Mutual Shareholder Services will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact Mutual Shareholder Services by telephone, he or she should make a redemption request in writing in the manner described earlier.

     - Mutual Shareholder Services currently charges a fee of $12 when transferring redemption proceeds to your designated bank account by wire.

     - If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

     - The Fund may pay redemption requests "in kind." This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than with cash.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund distributes substantially all of its net investment income, if any, quarterly in March, June, September and December, and substantially all of its capital gains annually in September and/or December. You have two distribution options:

     - AUTOMATIC REINVESTMENT -- Both dividend and capital gains distributions will be reinvested in additional Fund shares.

     - ALL CASH OPTION -- Both dividend and capital gains distributions will be paid in cash.

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You may make this election on the Account Application. You may change your election by writing to Mutual Shareholder Services or by calling 1-888-848-7569 (and press option "3").

     The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited. The report of Baird, Kurtz & Dobson, along with the Fund's financial statements, are included in the Annual Report which is available upon request. Information prior to the fiscal year ended June 30, 1999 was audited by Arthur Andersen LLP.

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THE THURLOW GROWTH FUND

                                                YEAR      8/8/97(1)
                                               ENDED       THROUGH
                                              6/30/99      6/30/98
                                              --------    ---------
PER SHARE DATA:
Net asset value, beginning of period........  $   9.09     $ 10.00
Income (loss) from investment operations:
  Net investment loss.......................     (0.17)      (0.07)
  Net realized and unrealized gain (loss) on
     investments............................     11.71       (0.84)
                                              --------     -------
Total gain (loss) from investment
  operations................................     11.54       (0.91)
                                              --------     -------
  Net asset value, end of period............  $  20.63     $  9.09
                                              ========     =======
TOTAL INVESTMENT RETURN.....................    126.95%      -9.10%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)............  $  2,098     $   433
Ratio of expenses to average net assets:
  Before expense reimbursement..............     12.85%      39.47%(3)
  After expense reimbursement...............      1.95%       1.95%(3)
Ratio of net investment income to average
  net assets:
  Before expense reimbursement..............    (12.19)%    (38.75)%(3)
  After expense reimbursement...............     (1.24)%     (1.23)%(3)
Portfolio turnover rate.....................   1100.79%     408.62%

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(1) Commencement of Operations
(2) Not annualized
(3) Annualized
                                 *  *  *  *  *

     On September 9, 1999 The Thurlow Growth Fund paid a capital gain dividend of $5.70.

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     To learn more about The Thurlow Growth Fund you may want to read The
Thurlow Growth Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. The Thurlow Growth Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

     You also may learn more about The Thurlow Growth Fund's investments by reading The Thurlow Growth Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of The Thurlow Growth Fund during its last fiscal year.

     The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-888-848-7569 (and press option "2").

     Prospective investors and shareholders who have questions about The Thurlow Growth Fund may also call the above number or write to the following address:

                        The Thurlow Growth Fund
                        1256 Forest Avenue
                        Palo Alto, California 94301

     The general public can review and copy information about The Thurlow Growth Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-800-SEC-0330 for information on the operations of the Public Reference Room.) Reports and other information about The Thurlow Growth Fund are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

                        Public Reference Section
                        Securities and Exchange Commission
                        Washington, D.C. 20549-6009

     Please refer to The Thurlow Growth Fund's Investment Company Act File No. 811-08219 when seeking information about The Thurlow Growth Fund from the Securities and Exchange Commission.

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INVESTMENT ADVISOR AND FUND ADMINISTRATOR:

      Thurlow Capital Management, Inc.
      1256 Forest Avenue
      Palo Alto, CA 94301-3034

TRANSFER AGENT, DIVIDEND PAYING AGENT AND
SHAREHOLDER SERVICING AGENT:

      Mutual Shareholder Services
      1301 East Ninth Street, Suite 1005
      Cleveland, OH 44114-1800

CUSTODIAN:

      Fifth Third Bank
      38 Fountain Square Plaza
      Cincinnati, OH 45263

LEGAL COUNSEL:

      Foley & Lardner
      777 East Wisconsin Avenue
      Milwaukee, WI 53202-5367

INDEPENDENT AUDITORS:

      Baird, Kurtz & Dobson
      City Center Square
      1100 Main Street, Suite 2700
      Kansas City, MO 64105-2112

                            THE THURLOW FUNDS, INC.

                        c/o Mutual Shareholder Services
                             1301 East Ninth Street
                                   Suite 1005
                            Cleveland, OH 44114-1800

                              [THURLOW FUNDS LOGO]